Exhibit 99.1

OneStream Announces Leadership Updates

OneStream initiates CFO transition plan, appoints new President to accelerate AI leadership, creates new Chief Accounting Officer role

BIRMINGHAM, Mich., December 2, 2025 /PRNewswire/ -- OneStream, Inc. (Nasdaq: OS) (“OneStream” or the “Company”), the leading enterprise Finance management platform that modernizes the Office of the CFO by unifying core Finance and operational functions – including financial close, consolidation, reporting, planning and forecasting – today announced a CFO transition plan and the promotion of a new President, as well as additional leadership changes, as the Company prepares to begin its next chapter of growth and market expansion.

Under the CFO transition plan, OneStream CFO Bill Koefoed will depart his current role effective December 31, 2025. As the Company begins conducting a search to identify a permanent successor for Mr. Koefoed, John Kinzer, a longtime member of OneStream’s Board of Directors (the “Board”) and former CFO of HubSpot and Blackboard, has agreed to immediately join the Company as a Strategic Advisor and, effective January 1, 2026, assume the role of Interim CFO. Mr. Koefoed will continue as a Senior Advisor to OneStream through April 1, 2026 to ensure a smooth transition. Mr. Kinzer will remain on the Board but has ceased his service on its Audit and Compensation, Nominating and Governance Committees.

“On behalf of everyone at OneStream, I want to thank Bill for his tremendous leadership and partnership over the last six years. He has been instrumental in the OneStream journey, providing strategic insight, rigor and a steady hand as we scaled the business and acclimated to the public markets. We are immensely grateful for Bill’s contributions to OneStream’s many successes, including executing against our strategic objectives as a public company,” said Tom Shea, CEO & President. “As we begin our search for a new CFO, John brings extensive knowledge of OneStream and our financials, having served as the Chair of the Board’s Audit Committee since 2020. His strong finance experience, including as a CFO at public software companies, positions him well to serve as our Interim CFO as we look to drive growth and long-term shareholder value.”

The Company today also announced the promotion of Scott Leshinski, current Executive Vice President – AI & Operational Analytics, to President of OneStream effective January 1, 2026. Mr. Leshinski’s leadership as general manager of OneStream’s AI business unit and strategy has been instrumental in advancing and growing the Company’s marquee portfolio of purpose-built Finance AI products. OneStream has become a market leader in AI solutions for the Office of the CFO, with 60% year-over-year growth in AI bookings for the first nine months of 2025. Industry data suggests this demand will only increase, as a recent OneStream-Harris Poll survey of 350+ global CFOs found that, while cutting costs in other areas, Finance leaders expect to spend more on AI in the year ahead – with nearly a quarter planning to increase overall AI spending by more than 50%. (See full study at https://view.onestream.com/cfos-and-ai-insights-from-the-latest-industry-research/p/1).

As the newly appointed President, Mr. Leshinski will oversee OneStream’s global sales, marketing, revenue operations and customer success to implement an AI-first go-to-market approach to capitalize on this exciting momentum and support continued long-term growth by scaling the Company’s multi-product strategy. He will report to Mr. Shea, OneStream’s co-founder and technical visionary, who will continue to lead the Company’s technology and AI product innovation and pipeline.

“I’m honored to take on the role of President at such an exciting time for OneStream,” said Scott Leshinski. “AI is now at the core of nearly everything we do, and I look forward to building on the momentum we’re seeing for our portfolio of purpose-built Finance AI solutions – including SensibleAI™ Forecast, SensibleAI Studio, and SensibleAI Agents – to scale growth and adoption of our market-leading Finance AI-powered products to a broader set of customers and markets.”

Additionally, Pam McIntyre, current Senior Vice President – Corporate Controller, was promoted to a newly-created Chief Accounting Officer position effective January 1, 2026. Ms. McIntyre has been essential to evolving and scaling OneStream’s financial operations, controls and reporting through the Company’s transition to SaaS and to the public markets. In her new role, Ms. McIntyre will oversee corporate and regulatory accounting, tax and treasury matters, managerial and external financial reporting, and statutory and GAAP accounting policy.

“Our talented bench of executives brings deep expertise, proven leadership and a relentless commitment to helping Finance leaders exceed their potential,” added Mr. Shea. “In his new role as President, we believe Scott will help us capitalize on the growth we’re seeing for our portfolio of purpose-built AI solutions. Scott’s appointment, together with the new leadership roles, will support our ability to unlock the immense value of Finance AI for more customers and expand our leadership position as a provider of AI solutions for the Office of the CFO.”

About OneStream

OneStream is how today's Finance teams can go beyond just reporting on the past and Take Finance Further by steering the business to the future. It's the leading enterprise Finance platform that unifies financial and operational data, embeds AI for better decisions and productivity, and empowers the CFO to become a critical driver of business strategy and execution.

We deliver a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve.

With over 1,700 customers, including 18% of the Fortune 500, a strong ecosystem of go-to-market, implementation, and development partners and 1,600 employees, our vision is to be the operating system for modern Finance. To learn more, visit onestream.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding OneStream’s business strategy and future growth, including adoption of its Finance AI products, ability to scale its multi-product strategy, expectations about its Chief Financial Officer transition plan and the addition of its President and Chief Accounting Officer to its leadership team. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. Some of these risks are described in greater detail in OneStream’s filings with the Securities and Exchange Commission (“SEC”), including OneStream’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed on November 6, 2025, as well as other filings that OneStream may make from time to time with the SEC. It is not possible for OneStream’s management to predict all risks, nor can it assess the impact of all factors on OneStream’s business or the extent to which any factor, or combination of factors, may cause OneStream’s actual results to differ materially from those contained in any forward-looking statements it may make. These factors may cause OneStream’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by its forward-looking statements. Furthermore, if OneStream’s forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements or regard these statements as a representation or warranty by OneStream or any other person that OneStream will achieve its objectives and plans in any specified timeframe, or at all. OneStream undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

INVESTOR CONTACT

Anne Leschin

VP, Investor Relations and Strategic Finance

OneStream

investors@onestreamsoftware.com

MEDIA CONTACT

Victoria Borges

VP, Corporate Communications

OneStream

media@onestreamsoftware.com